UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08797 and 811-09049

Name of Fund: BlackRock International Fund of BlackRock Series, Inc. and BlackRock Master International Portfolio of BlackRock Master LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock International Fund of BlackRock Series, Inc. and BlackRock Master International Portfolio of BlackRock Master LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2014

Date of reporting period: 10/31/2014

Item 1 – Report to Stockholders

OCTOBER 31, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock International Fund	of BlackRock Series, Inc.

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1.   Access the BlackRock website at blackrock.com

2.   Select “Access Your Account”

3.   Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2014

Shareholder Letter

Dear Shareholder,

The final months of 2013 were generally positive for most risk assets such as equities and high yield bonds even as investors were grappling with uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. Higher quality bonds and emerging market investments, however, struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes moved higher in the first half of 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however, as a number of developing economies showed signs of stress and U.S. economic data weakened. Equities declined in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were assuaged by increasing evidence that the soft patch in U.S. data was temporary and weather-related, and forecasts pointed to growth picking up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising tensions in Russia and Ukraine and signs of decelerating growth in China. Equity markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings, increased merger-and-acquisition activity and, perhaps most importantly, reassurance from the Fed that no changes to short-term interest rates were on the horizon.

In the ongoing low-yield environment, income-seeking investors moved into equities, pushing major indices to record levels. However, as stock prices continued to rise, investors became wary of high valuations and began shedding the stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names. The broad rotation into cheaper valuations resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks, where earnings growth had not kept pace with market gains. In contrast, emerging markets benefited from the trend after having suffered heavy selling pressure in early 2014.

Volatility ticked up in the middle of the summer. Markets came under pressure in July as geopolitical turmoil intensified in Gaza, Iraq and Ukraine and financial troubles boiled over in Argentina and Portugal. Investors regained some confidence in August, allowing markets to rebound briefly amid renewed comfort that the Fed would continue to keep rates low and hopes that the European Central Bank would increase stimulus. However, markets swiftly reversed in September as improving U.S. economic indicators raised concerns that the Fed would increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows. High valuations combined with impending rate hikes stoked increasing volatility in financial markets. Escalating geopolitical risks further fueled the fire. The U.S. renewed its involvement in Iraq and the European Union imposed additional sanctions against Russia, while Scottish voters contemplated separating from the United Kingdom.

U.S. risk assets made a comeback in October while other developed markets continued their descent. This divergence in market performance moved in tandem with economic momentum and central bank policy. As the U.S. economy continued to strengthen, the need for monetary policy accommodation diminished. Meanwhile, economies in other parts of the developed world decelerated and central banks in Europe and Japan implemented aggressive measures to stimulate growth.

U.S. large cap stocks were the strongest performers for the six- and 12-month periods ended October 31, 2014. U.S. small caps experienced significantly higher volatility than large caps, but nonetheless generated positive returns. International developed market equities broadly declined while emerging markets posted modest gains. Most fixed income assets produced positive results as rates generally fell. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

U.S. financial markets generally outperformed other parts of the world given stronger economic growth and corporate earnings, the continuation of low interest rates and the appeal of relative stability amid rising geopolitical uncertainty.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	8.22%	17.27%
U.S. small cap equities (Russell 2000® Index)	4.83	8.06
International equities (MSCI Europe, Australasia, Far East Index)	(4.83)	(0.60)
Emerging market equities (MSCI Emerging Markets Index)	3.74	0.64
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	4.29	5.21
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.35	4.14
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.54	7.94
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.05	5.82

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of October 31, 2014	BlackRock International Fund

Investment Objective

BlackRock International Fund’s (the “Fund”) investment objective is to seek long-term capital growth through investments primarily in a diversified portfolio of equity securities of companies located outside the United States.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended October 31, 2014, through its investment in BlackRock Master International Portfolio (the “Portfolio”), the Fund underperformed its benchmark, the MSCI All Country World Index ex-U.S.

What factors influenced performance?

•

Relative to the benchmark index, the Portfolio’s underperformance during the period was driven by stock selection in the financials and information technology (“IT”) sectors. An overweight exposure in consumer discretionary also had a negative impact on returns as the sector was weak during the period. At the stock level, the worst performers were the Russian Internet search software company Yandex NV and Russian bank Sberbank. Both stocks declined as the Russian stock market sold off in reaction to investor uncertainty surrounding political and military tensions in Ukraine. Sberbank was also negatively affected by the announcement of economic sanctions against Russian officials and entities.

•

Conversely, stock selection in the health care and consumer discretionary sectors had a positive impact on performance. Relative to the benchmark index, the Portfolio’s overweight exposure to health care boosted returns, as the sector performed strongly. At the stock level, the top three performers were all pharmaceutical companies. Two of these, Shire PLC and AstraZeneca PLC, benefited from takeover speculation and activity.

Describe recent portfolio activity.

•

The Portfolio’s most significant trading activity was related to a modest shift away from defensive, high quality positions that have performed well, leaving limited room for further upside. Examples include reducing positions in Imperial Tobacco Group PLC and Novo Nordisk A/S Class B shares. The Portfolio also sold out of the Swiss pharmaceutical and diagnostics company Roche Holding AG, and Anheuser-Busch Inbev NV, the Belgian brewer.

•

Some of the proceeds from the sales of more defensive positions were reinvested in new holdings that provide the Portfolio with additional cyclical exposure. The Portfolio initiated positions in Royal Dutch Shell PLC, A Shares, Deutsche Post AG and Las Vegas Sands Corp. during the period. The Portfolio also increased its holdings in ITV PLC and Sands China Ltd.

Describe portfolio positioning at period end.

•

The Portfolio continued to identify opportunities within consumer discretionary, energy and health care. Conversely, the Portfolio held underweight exposures in financials, IT, materials and utilities. More broadly, the Portfolio’s bias toward defensive, higher quality holdings was reduced in favor of increased exposure to cyclical value opportunities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2014

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]	The Fund invests all of its assets in the Portfolio. The Portfolio invests primarily in stocks of companies located outside the United States.

[3]	The index is a free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

Performance Summary for the Period Ended October 31, 2014
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(1.51)%	(1.26)%	N/A	7.44%	N/A	5.81%	N/A
Investor A	(1.74)	(1.70)	(6.86)%	7.06	5.91%	5.47	4.90%
Investor B	(2.16)	(2.58)	(6.97)	5.92	5.60	4.60	4.60
Investor C	(2.22)	(2.62)	(3.59)	6.08	6.08	4.59	4.59
Class R	(1.88)	(1.98)	N/A	6.76	N/A	5.21	N/A
MSCI All Country World Index ex-U.S.	(2.77)	0.06	N/A	6.08	N/A	6.59	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Period[5]	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$984.90	$5.00	$1,000.00	$1,020.16	$5.09	1.00%
Investor A	$1,000.00	$982.60	$6.90	$1,000.00	$1,018.25	$7.02	1.38%
Investor B	$1,000.00	$978.40	$11.02	$1,000.00	$1,014.06	$11.22	2.21%
Investor C	$1,000.00	$977.80	$11.62	$1,000.00	$1,013.46	$11.82	2.33%
Class R	$1,000.00	$981.20	$8.49	$1,000.00	$1,016.64	$8.64	1.70%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense example reflects the net expenses of both the Fund and the Portfolio in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2014	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to August 15, 2011, Class R Shares’

performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 3 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on May 1, 2014 and held through October 31, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2014

Derivative Financial Instruments

The Portfolio may invest in various derivative financial instruments, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Portfolio can realize on an investment, may result in lower distributions paid to shareholders and/or may cause the Portfolio to hold an investment that it might otherwise sell. The Portfolio’s investments in these instruments are discussed in detail in the Portfolio’s Notes to Financial Statements.

BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2014	7

Statement of Assets and Liabilities	BlackRock International Fund

October 31, 2014

Assets
Investment at value — Portfolio (cost — $630,174,946)	$655,380,676
Capital shares sold receivable	1,025,521
Withdrawals receivable from the Portfolio	109,282
Receivable from Administrator	77,784
Prepaid expenses	46,067

Total assets	656,639,330

Liabilities
Capital shares redeemed payable	1,134,803
Service and distribution fees payable	194,294
Administration fees payable	94,857
Transfer agent fees payable	391,570
Other affiliates payable	1,629
Officer’s fees payable	118
Other accrued expenses payable	91,551

Total liabilities	1,908,822

Net Assets	$654,730,508

Net Assets Consist of
Paid-in capital	$800,582,439
Undistributed net investment income	7,945,045
Accumulated net realized loss allocated from the Portfolio	(179,002,706)
Net unrealized appreciation/depreciation allocated from the Portfolio	25,205,730

Net Assets	$654,730,508

Net Asset Value
Institutional — Based on net assets of $194,684,634 and 12,954,922 shares outstanding, 100 million shares authorized, $0.0001 par value	$15.03

Investor A — Based on net assets of $285,565,142 and 19,448,443 shares outstanding, 100 million shares authorized, $0.0001 par value	$14.68

Investor B — Based on net assets of $2,120,868 and 156,245 shares outstanding, 100 million shares authorized, $0.0001 par value	$13.57

Investor C — Based on net assets of $148,042,014 and 10,820,203 shares outstanding, 100 million shares authorized, $0.0001 par value	$13.68

Class R — Based on net assets of $24,317,850 and 1,661,104 shares outstanding, 100 million shares authorized, $0.0001 par value	$14.64

See Notes to Financial Statements.

8	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2014

Statement of Operations	BlackRock International Fund

Year Ended October 31, 2014

Investment Income
Net investment income allocated from the Portfolio:
Dividends — unaffiliated	$19,918,954
Securities lending — affiliated — net	45,022
Other income — affiliated	26,270
Dividends — affiliated	5,930
Foreign taxes withheld	(1,640,814)
Expenses	(6,285,316)
Fees waived	12,322

Total income	12,082,368

Fund Expenses
Administration	1,962,350
Service — Investor A	713,274
Service and distribution — Investor B	33,988
Service and distribution — Investor C	1,540,176
Service and distribution — Class R	139,377
Transfer agent — Institutional	495,197
Transfer agent — Investor A	699,415
Transfer agent — Investor B	19,663
Transfer agent — Investor C	540,830
Transfer agent — Class R	72,624
Registration	97,588
Professional	48,319
Printing	38,149
Officer and Directors	16
Miscellaneous	21,099

Total expenses	6,422,065
Less fees waived by Administrator	(590,621)
Less transfer agent fees waived and/or reimbursed by Administrator — Institutional	(495,184)
Less transfer agent fees waived and/or reimbursed by Administrator — Investor A	(328,522)
Less transfer agent fees waived and/or reimbursed by Administrator — Investor B	(7,912)
Less transfer agent fees waived and/or reimbursed by Administrator — Class R	(16,961)

Total expenses after fees waived and/or reimbursed	4,982,865

Net investment income	7,099,503

Realized and Unrealized Gain (Loss) Allocated from the Portfolio
Net realized gain from investments and foreign currency transactions (net of $395,912 foreign capital gain tax)	99,985,853
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(113,029,725)

Total realized and unrealized loss	(13,043,872)

Net Decrease in Net Assets Resulting from Operations	$(5,944,369)

See Notes to Financial Statements.

BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2014	9

Statements of Changes in Net Assets	BlackRock International Fund

	Year Ended October 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$7,099,503	$11,216,430
Net realized gain	99,985,853	84,765,646
Net change in unrealized appreciation/depreciation	(113,029,725)	95,043,757

Net increase (decrease) in net assets resulting from operations	(5,944,369)	191,025,833

Distributions to Shareholders From[1]
Net investment income:
Institutional	(7,126,586)	(4,287,484)
Investor A	(4,254,807)	(2,314,303)
Investor C	(1,087,003)	(18,673)
Class R	(341,463)	(159,745)

Decrease in net assets resulting from distributions to shareholders	(12,809,859)	(6,780,205)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(228,947,926)	9,282,637

Net Assets
Total increase (decrease) in net assets	(247,702,154)	193,528,265
Beginning of year	902,432,662	708,904,397

End of year	$654,730,508	$902,432,662

Undistributed net investment income, end of year	$7,945,045	$11,328,794

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2014

Financial Highlights	BlackRock International Fund

	Institutional
	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$15.51	$12.30	$12.18	$12.86	$10.91

Net investment income (loss)[1]	0.21	0.25	0.16	0.02	(0.01)
Net realized and unrealized gain (loss)	(0.41)	3.13	0.03	(0.70)[2]	1.96 [2]

Net increase (decrease) from investment operations	(0.20)	3.38	0.19	(0.68)	1.95

Distributions from net investment income[3]	(0.28)	(0.17)	(0.07)	—	—

Net asset value, end of year	$15.03	$15.51	$12.30	$12.18	$12.86

Total Return[4]
Based on net asset value	(1.26)%	27.77%[5]	1.63%	(5.29)%	17.87%

Ratios to Average Net Assets[6]
Total expenses	1.23%[7]	1.22%[7]	1.31%[7]	1.30%[7]	1.77%

Total expenses after fees waived and/or reimbursed	1.00%[7]	1.00%[7]	1.00%[7]	1.06%[7]	1.77%

Net investment income (loss)	1.39%[7]	1.81%[7]	1.29%[7]	0.19%[7]	(0.13)%

Supplemental Data
Net assets, end of year (000)	$194,685	$431,563	$313,764	$416,002	$2,645

Portfolio turnover rate of the Portfolio	128%	128%	117%	156%	154%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 27.68%.

[6]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[7]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2014	11

Financial Highlights (continued)	BlackRock International Fund

	Investor A
	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$15.17	$12.03	$11.94	$12.66	$10.76

Net investment income (loss)[1]	0.14	0.20	0.11	0.00 [2]	(0.06)
Net realized and unrealized gain (loss)	(0.40)	3.07	0.03	(0.72)[3]	1.96 [3]

Net increase (decrease) from investment operations	(0.26)	3.27	0.14	(0.72)	1.90

Distributions from net investment income[4]	(0.23)	(0.13)	(0.05)	—	—

Net asset value, end of year	$14.68	$15.17	$12.03	$11.94	$12.66

Total Return[5]
Based on net asset value	(1.70)%	27.37%[6]	1.21%	(5.69)%	17.66%

Ratios to Average Net Assets[7]
Total expenses	1.57%[8]	1.56%[8]	1.64%[8]	1.80%[8]	2.08%

Total expenses after fees waived and/or reimbursed	1.38%[8]	1.38%[8]	1.38%[8]	1.67%[8]	1.67%

Net investment income (loss)	0.92%[8]	1.53%[8]	0.96%[8]	0.01%[8]	(0.51)%

Supplemental Data
Net assets, end of year (000)	$285,565	$280,123	$221,365	$208,885	$37,035

Portfolio turnover rate of the Portfolio	128%	128%	117%	156%	154%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 27.29%.

[7]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[8]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

12	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2014

Financial Highlights (continued)	BlackRock International Fund

	Investor B
	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$13.93	$11.05	$11.04	$11.84	$10.18

Net investment income (loss)[1]	(0.01)	0.05	(0.02)	(0.12)	(0.17)
Net realized and unrealized gain (loss)	(0.35)	2.83	0.03	(0.68)[2]	1.83 [2]

Net increase (decrease) from investment operations	(0.36)	2.88	0.01	(0.80)	1.66

Net asset value, end of year	$13.57	$13.93	$11.05	$11.04	$11.84

Total Return[3]
Based on net asset value	(2.58)%	26.06%[4]	0.09%	(6.76)%	16.31%

Ratios to Average Net Assets[5]
Total expenses	2.65%[6]	3.04%[6]	2.93%[6]	3.08%[6]	3.21%

Total expenses after fees waived and/or reimbursed	2.34%[6]	2.42%[6]	2.44%[6]	2.99%[6]	3.21%

Net investment income (loss)	(0.04)%[6]	0.40%[6]	(0.16)%[6]	(1.01)%[6]	(1.65)%

Supplemental Data
Net assets, end of year (000)	$2,121	$4,837	$11,609	$22,320	$11,898

Portfolio turnover rate of the Portfolio	128%	128%	117%	156%	154%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 25.97%.

[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[6]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2014	13

Financial Highlights (continued)	BlackRock International Fund

	Investor C
	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$14.15	$11.23	$11.23	$12.00	$10.28

Net investment income (loss)[1]	(0.01)	0.06	(0.01)	(0.11)	(0.13)
Net realized and unrealized gain (loss)	(0.36)	2.86	0.03	(0.66)[2]	1.85 [2]

Net increase (decrease) from investment operations	(0.37)	2.92	0.02	(0.77)	1.72

Distributions from net investment income[3]	(0.10)	(0.00)[4]	(0.02)	—	—

Net asset value, end of year	$13.68	$14.15	$11.23	$11.23	$12.00

Total Return[5]
Based on net asset value	(2.62)%	26.02%[6]	0.23%	(6.42)%	16.73%

Ratios to Average Net Assets[7]
Total expenses	2.43%[8]	2.49%[8]	2.66%[8]	2.58%[8]	2.80%

Total expenses after fees waived and/or reimbursed	2.35%[8]	2.39%[8]	2.41%[8]	2.53%[8]	2.80%

Net investment income (loss)	(0.05)%[8]	0.51%[8]	(0.09)%[8]	(0.99)%[8]	(1.23)%

Supplemental Data
Net assets, end of year (000)	$148,042	$156,198	$135,280	$151,594	$13,636

Portfolio turnover rate of the Portfolio	128%	128%	117%	156%	154%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 25.93%.

[7]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[8]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

14	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2014

Financial Highlights (concluded)	BlackRock International Fund

	Class R
	Year Ended October 31,			Period August 15, 2011[1] to October 31, 2011
	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$15.12	$11.98	$11.93	$12.11

Net investment income (loss)[2]	0.09	0.16	0.07	(0.01)
Net realized and unrealized gain (loss)	(0.39)	3.05	0.03	(0.17)

Net increase (decrease) from investment operations	(0.30)	3.21	0.10	(0.18)

Distributions from net investment income[3]	(0.18)	(0.07)	(0.05)	—

Net asset value, end of period	$14.64	$15.12	$11.98	$11.93

Total Return[4]
Based on net asset value	(1.98)%	26.95%[5]	0.90%	(1.49)%[6]

Ratios to Average Net Assets[7]
Total expenses	1.84%[8]	1.85%[8]	1.92%[8]	1.91%[8,9]

Total expenses after fees waived and/or reimbursed	1.70%[8]	1.70%[8]	1.70%[8]	1.71%[8,9]

Net investment income (loss)	0.63%[8]	1.22%[8]	0.59%[8]	(0.57)%[8,9]

Supplemental Data
Net assets, end of period (000)	$24,318	$29,711	$26,887	$32,968

Portfolio turnover rate of the Portfolio	128%	128%	117%	156%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 26.87%.

[6]	Aggregate total return.

[7]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

[8]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2014	15

Notes to Financial Statements	BlackRock International Fund

1. Organization:

BlackRock International Fund (the “Fund”), a series of BlackRock Series, Inc. (the “Corporation”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Corporation is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in BlackRock Master International Portfolio (the “Portfolio”), a series of BlackRock Master LLC (the “Master LLC”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The percentage of the Portfolio owned by the Fund at October 31, 2014 was 100%. As such, the financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan). The Board of Directors of the Corporation and the Board of Directors of the Portfolio are referred to throughout this report as the “Board of Directors” or the “Board” and the members are referred to as “Directors”.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of the Corporation. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Portfolio. Valuation of securities held by the Portfolio is discussed in Note 2 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Portfolio are accounted on a trade date basis. The Fund records daily its proportionate share of the Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

16	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2014

Notes to Financial Statements (continued)	BlackRock International Fund

The Corporation, on behalf of the Fund, entered into an Administration Agreement with the Administrator, an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Corporation, on behalf of the Fund, pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee.

The Corporation, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended October 31, 2014, the Fund paid $126,195 to affiliates in return for these services, which is included in transfer agent — Institutional in the Statement of Operations.

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended October 31, 2014, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$5,132
Investor A	$4,703
Investor B	$309
Investor C	$1,154
Class R	$158

The Administrator contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Administrator has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to March 1, 2015 unless approved by the Board of the Corporation, including a majority of the Independent Directors.

The expense limitations as a percentage of average daily net assets are as follows:

Institutional	1.00%
Investor A	1.38%
Investor B	2.44%
Investor C	2.42%
Class R	1.70%

The Administrator waived administration fees, which is shown as fees waived by Administrator, and transfer agent fees, which are included in transfer agent fees waived and/or reimbursed by Administrator — class specific in the Statement of Operations.

For the year ended October 31, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $58,556.

BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2014	17

Notes to Financial Statements (continued)	BlackRock International Fund

For the year ended October 31, 2014, affiliates received CDSCs as follows:

Investor A	$1,048
Investor B	$291
Investor C	$17,054

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Corporation’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

4. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended October 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. This reclassification has no effect on net assets or net asset value per share. As of October 31, 2014, the following permanent differences attributable to foreign currency transactions and the characterization of expenses were reclassified to the following accounts:

Undistributed net investment income	$2,326,607
Accumulated net realized loss allocated from the Portfolio	$(2,326,607)

The tax character of distributions paid was as follows:

	10/31/14	10/31/13
Ordinary income	$12,809,859	$6,780,205

As of October 31, 2014, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$11,041,564
Capital loss carryforward	(178,323,205)
Net unrealized gains[1]	21,429,710

Total	$(145,851,931)

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on certain foreign currency exchange contracts.

As of October 31, 2014, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires October 31,
2016	$120,885,460
2017	15,346,411
2019	42,091,334

Total	$178,323,205

During the year ended October 31, 2014, the Fund utilized $95,728,117 of its capital loss carryforward.

18	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2014

Notes to Financial Statements (concluded)	BlackRock International Fund

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended		Year Ended
	October 31, 2014		October 31, 2013
	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,813,975	$58,204,854	12,621,182	$173,554,365
Shares issued in reinvestment of distributions	400,698	5,930,327	320,031	4,115,599
Shares redeemed	(19,082,078)	(297,230,596)	(10,636,487)	(144,798,124)

Net increase (decrease)	(14,867,405)	$(233,095,415)	2,304,726	$32,871,840

Investor A
Shares sold and automatic conversion of shares	5,478,730	$82,243,303	5,035,589	$67,689,983
Shares issued in reinvestment of distributions	269,393	3,908,828	167,164	2,109,631
Shares redeemed	(4,766,985)	(71,700,307)	(5,133,260)	(68,899,457)

Net increase	981,138	$14,451,824	69,493	$900,157

Investor B
Shares sold	29,619	$410,959	92,193	$1,104,938
Shares redeemed and automatic conversion of shares	(220,520)	(3,036,820)	(795,279)	(9,658,638)

Net decrease	(190,901)	$(2,625,861)	(703,086)	$(8,553,700)

Investor C
Shares sold	2,463,311	$34,379,969	2,417,188	$30,377,070
Shares issued in reinvestment of distributions	71,492	974,421	1,403	16,669
Shares redeemed	(2,752,383)	(38,436,707)	(3,429,388)	(42,789,085)

Net decrease	(217,580)	$(3,082,317)	(1,010,797)	$(12,395,346)

Class R
Shares sold	514,761	$7,669,788	701,407	$9,486,308
Shares issued in reinvestment of distributions	23,533	341,463	12,668	159,745
Shares redeemed	(842,196)	(12,607,408)	(993,057)	(13,186,367)

Net decrease	(303,902)	$(4,596,157)	(278,982)	$(3,540,314)

Total Net Increase (Decrease)	(14,598,650)	$(228,947,926)	381,354	$9,282,637

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2014	19

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock International Fund and Board of Directors of BlackRock Series, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock International Fund (the “Fund”), a series of BlackRock Series, Inc., as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock International Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

December 22, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distribution paid by BlackRock International Fund during the fiscal year ended October 31, 2014.

Payable Date	12/18/13
Qualified Dividend Income for Individuals[1,2]	100.00%
Distributions Qualifying for the Dividends Received Deduction for Corporations[1,2]	0.89%
Foreign Source Income[2]	81.74%
Foreign Taxes Paid Per Share	$0.031000

[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

[2]	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

20	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2014

Portfolio Information

As of October 31, 2014

Ten Largest Holdings	Percent of Long-Term Investments

AstraZeneca PLC	6%
Deutsche Post AG, Registered Shares	6
Royal Dutch Shell PLC, A Shares	5
Total SA	4
Sands China Ltd	4
Imperial Tobacco Group PLC	4
ITV PLC	4
Kingfisher PLC	4
ING Groep NV	4
The Estee Lauder Cos., Inc., Class A	4

Geographic Allocation	Percent of Long-Term Investments

United Kingdom	26%
France	13
United States	11
Netherlands	9
Japan	7
Germany	6
Denmark	5
Hong Kong	4
Australia	3
Israel	3
Italy	3
Belgium	3
Switzerland	3
South Korea	2
Mexico	2

BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2014	21

Schedule of Investments October 31, 2014	BlackRock Master International Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 3.4%
Healthscope Ltd. (a)	10,127,842	$22,651,190
Belgium — 2.6%
KBC Groep NV (a)	320,178	17,198,577
Denmark — 4.8%
Genmab A/S (a)	314,337	13,702,445
Novo Nordisk A/S, Class B	389,498	17,606,370

		31,308,815
France — 12.5%
BNP Paribas SA	289,708	18,205,827
Compagnie de Saint-Gobain SA	378,025	16,249,335
Société Generale SA	390,060	18,797,385
Total SA	475,789	28,406,143

		81,658,690
Germany — 5.8%
Deutsche Post AG, Registered Shares	1,208,386	38,051,801
Hong Kong — 4.0%
Sands China Ltd.	4,187,000	26,114,784
Israel — 3.3%
Teva Pharmaceutical Industries Ltd. — ADR	388,667	21,948,026
Italy — 2.7%
UniCredit SpA	2,407,491	17,436,774
Japan — 6.9%
Recruit Holdings Co. Ltd. (a)	292,600	9,625,257
Tokio Marine Holdings, Inc.	679,800	21,799,913
Yamaha Motor Co. Ltd.	730,600	13,821,300

		45,246,470
Mexico — 2.2%
Grupo Televisa SAB — ADR	394,969	14,274,180
Netherlands — 9.0%
ING Groep NV (a)	1,640,026	23,485,740
Royal Dutch Shell PLC, A Shares	988,304	35,303,796

		58,789,536
South Korea — 2.3%
POSCO	53,426	15,431,411
Switzerland — 2.6%
Cie Financiere Richemont SA, Registered Shares	199,952	16,858,709
United Kingdom — 25.5%
AstraZeneca PLC	521,935	38,126,342
BG Group PLC	1,351,493	22,523,926
Imperial Tobacco Group PLC	590,960	25,672,282
ITV PLC	7,815,764	25,390,845
Kingfisher PLC	5,221,906	25,297,235
Liberty Global PLC, Series A (a)	389,086	17,691,740
Royal Mail PLC	1,799,402	12,734,187

		167,436,557

Common Stocks	Shares	Value
United States — 11.1%
Discovery Communications, Inc. (a)	337,491	$11,808,810
Discovery Communications, Inc., Class A (a)	627,704	22,189,336
The Estee Lauder Cos., Inc., Class A	310,607	23,351,434
Las Vegas Sands Corp.	246,723	15,360,974

		72,710,554
Total Long-Term Investments (Cost — $624,878,503) — 98.7%		647,116,074

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (b)(c)	3,631,049	3,631,049
Total Short-Term Securities (Cost — $3,631,049) — 0.6%		3,631,049
Total Investments (Cost — $628,509,552) — 99.3%		650,747,123
Other Assets Less Liabilities — 0.7%		4,633,553

Net Assets — 100.0%		$655,380,676

Portfolio Abbreviations

ADR	American Depositary Receipts	JPY	Japanese Yen
GBP	British Pound	USD	U.S. Dollar

See Notes to Financial Statements.

22	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock Master International Portfolio

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Investments in issuers considered to be an affiliate of the Portfolio during the year ended October 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at October 31, 2013	Net Activity	Shares Held at October 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	12,736,069	(9,105,020)	3,631,049	$5,930
BlackRock Liquidity Series, LLC, Money Market Series	$4,655,500	$(4,655,500)	—	$45,022

(c)	Represents the current yield as of report date.

•	Forward foreign currency exchange contracts outstanding as of October 31, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	17,975,000	USD	28,685,835	Deutsche Bank AG	11/06/14	$68,647
USD	30,174,812	GBP	17,975,000	Deutsche Bank AG	11/06/14	1,421,704
JPY	5,405,730,000	USD	50,275,338	Deutsche Bank AG	12/04/14	(2,135,002)
USD	306,528	JPY	31,858,000	UBS AG	12/04/14	22,819
USD	51,711,127	JPY	5,373,872,000	UBS AG	12/04/14	3,854,500
USD	28,664,211	GBP	17,975,000	Deutsche Bank AG	2/05/15	(90,270)
USD	13,146,789	GBP	8,247,000	Morgan Stanley & Co. International PLC	2/05/15	(45,879)
Total						$3,096,519

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2014	23

Schedule of Investments (concluded)	BlackRock Master International Portfolio

The following tables summarize the Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$22,651,190	—	$22,651,190
Belgium	—	17,198,577	—	17,198,577
Denmark	—	31,308,815	—	31,308,815
France	—	81,658,690	—	81,658,690
Germany	—	38,051,801	—	38,051,801
Hong Kong	—	26,114,784	—	26,114,784
Israel	$21,948,026	—	—	21,948,026
Italy	—	17,436,774	—	17,436,774
Japan	9,625,257	35,621,213	—	45,246,470
Mexico	14,274,180	—	—	14,274,180
Netherlands	—	58,789,536	—	58,789,536
South Korea	—	15,431,411	—	15,431,411
Switzerland	—	16,858,709	—	16,858,709
United Kingdom	17,691,740	149,744,817	—	167,436,557
United States	72,710,554	—	—	72,710,554
Short-Term Securities	3,631,049	—	—	3,631,049
Total	$139,880,806	$510,866,317	$—	$650,747,123

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$5,367,670	—	$5,367,670
Liabilities:
Foreign currency exchange contracts	—	(2,271,151)	—	(2,271,151)
Total	—	$3,096,519	—	$3,096,519

[1] Derivative financial instruments are forward foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2014, foreign currency at value of $51,462 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the year ended October 31, 2014.

See Notes to Financial Statements.

24	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2014

Statement of Assets and Liabilities	BlackRock Master International Portfolio

October 31, 2014

Assets
Investments at value — unaffiliated (cost — $624,878,503)	$647,116,074
Investments at value — affiliated (cost — $3,631,049)	3,631,049
Foreign currency at value (cost — $51,664)	51,462
Unrealized appreciation on forward foreign currency exchange contracts	5,367,670
Dividends receivable — unaffiliated	2,537,113
Dividends receivable — affiliated	229

Total assets	658,703,597

Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	2,271,151
Foreign taxes payable	395,912
Withdrawals payable to investors	109,282
Investment advisory fees payable	402,623
Other affiliates payable	2,921
Directors’ fees payable	2,897
Other accrued expenses payable	138,135

Total liabilities	3,322,921

Net Assets	$655,380,676

Net Assets Consist of
Investor’s capital	$630,174,946
Net unrealized appreciation/depreciation	25,205,730

Net Assets	$655,380,676

See Notes to Financial Statements.

BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2014	25

Statement of Operations	BlackRock Master International Portfolio

Year Ended October 31, 2014

Investment Income
Dividends — unaffiliated	$19,918,954
Securities lending — affiliated — net	45,022
Other income — affiliated	26,270
Dividends — affiliated	5,930
Foreign taxes withheld	(1,640,814)

Total income	18,355,362

Expenses
Investment advisory	5,749,114
Accounting services	223,708
Custodian	192,093
Professional	61,472
Directors	25,930
Printing	4,202
Miscellaneous	28,797

Total expenses	6,285,316
Less fees waived by Manager	(12,322)

Total expenses after fees waived	6,272,994

Net investment income	12,082,368

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments (net $395,912 foreign capital gain tax)	97,263,334
Foreign currency transactions	2,722,519

99,985,853

Net change in unrealized appreciation/depreciation on:
Investments	(114,508,964)
Foreign currency translations	1,479,239

(113,029,725)

Total realized and unrealized loss	(13,043,872)

Net Decrease in Net Assets Resulting from Operations	$(961,504)

See Notes to Financial Statements.

26	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2014

Statements of Changes in Net Assets	BlackRock Master International Portfolio

	Year Ended October 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$12,082,368	$16,147,095
Net realized gain	99,985,853	84,765,646
Net change in unrealized appreciation/depreciation	(113,029,725)	95,043,757

Net increase (decrease) in net assets resulting from operations	(961,504)	195,956,498

Capital Transactions
Proceeds from contributions	182,908,873	282,212,831
Value of withdrawals	(429,723,739)	(284,601,451)

Net decrease in net assets derived from capital transactions	(246,814,866)	(2,388,620)

Net Assets
Total increase (decrease) in net assets	(247,776,370)	193,567,878
Beginning of year	903,157,046	709,589,168

End of year	$655,380,676	$903,157,046

Financial Highlights	BlackRock Master International Portfolio

	Year Ended October 31,
	2014	2013	2012	2011	2010
Total Return
Total return	(1.06)%	28.02%[1]	1.81%	(5.10)%	18.59%

Ratios to Average Net Assets
Total expenses	0.80%	0.78%	0.81%	0.85%	1.03%

Total expenses after fees waived	0.80%	0.78%	0.81%	0.85%	1.03%

Net investment income	1.54%	2.08%	1.50%	0.64%	0.54%

Supplemental Data
Net assets, end of year (000)	$655,381	$903,157	$709,589	$832,964	$65,318

Portfolio turnover rate	128%	128%	117%	156%	154%

[1]

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Portfolio’s total return. Not including this payment, the Portfolio’s total return would have been 27.93%.

See Notes to Financial Statements.

BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2014	27

Notes to Financial Statements	BlackRock Master International Portfolio

1. Organization:

BlackRock Master International Portfolio (the “Portfolio”), a series of BlackRock Master LLC (the “Master LLC”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Master LLC is organized as a Delaware limited liability company. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

The Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio:

Valuation: The Portfolio’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”)(generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

The Portfolio values its investments in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Portfolio may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Portfolio’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the

28	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2014

Notes to Financial Statements (continued)	BlackRock Master International Portfolio

Board. Each business day, the Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Portfolio’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Portfolio’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Portfolio enters into certain investments (e.g., forward foreign currency exchange contracts) that would be “senior securities” for 1940 Act purposes, the Portfolio may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Portfolio’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Portfolio may be required to deliver/ deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Portfolio are charged to the Portfolio. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. During the term of the loan, the Portfolio is entitled to distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2014	29

Notes to Financial Statements (continued)	BlackRock Master International Portfolio

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of October 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Portfolio under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Portfolio can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Portfolio benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Portfolio and/or to economically hedge its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: The Portfolio enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Portfolio, help to manage the overall exposure to the currencies in which some of the investments held by the Portfolio are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Portfolio’s derivative financial instruments categorized by risk exposure:

Fair Value of Derivative Financial Instruments as of October 31, 2014
		Value
	Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Foreign currency exchange contracts	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	$5,367,670	$2,271,151

	The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended October 31, 2014

	Net Realized Gain From	Net Change in Unrealized Appreciation/Depreciation On
Foreign currency exchange contracts:
Foreign currency transactions/translations	$3,023,271	$1,614,891

For the year ended October 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Forward foreign currency exchange contracts:
Average number of contracts - USD purchased	2
Average number of contracts - USD sold	1
Average USD amounts purchased	$67,502,826
Average USD amounts sold	$19,740,293

30	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2014

Notes to Financial Statements (continued)	BlackRock Master International Portfolio

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Portfolio.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio and the counterparty.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

At October 31, 2014, the Portfolio’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$5,367,670	$2,271,151

Total derivative assets and liabilities in the Statement of Assets and Liabilities	5,367,670	2,271,151

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$5,367,670	$2,271,151

The following tables present the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Portfolio as of October 31, 2014:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Deutsche Bank AG	$1,490,351	$(1,490,351)	—	—	—
UBS AG	3,877,319	—	—	—	$3,877,319

Total	$5,367,670	$(1,490,351)	—	—	$3,877,319

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Deutsche Bank AG	$2,225,272	$(1,490,351)	—	—	$734,921
Morgan Stanley & Co. International PLC	45,879	—	—	—	45,879

Total	$2,271,151	$(1,490,351)	—	—	$780,800

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2014	31

Notes to Financial Statements (continued)	BlackRock Master International Portfolio

The Master LLC, on behalf of the Portfolio, entered into an Investment Advisory Agreement with the Manager, the Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Portfolio. For such services, the Portfolio pays the Manager a monthly fee based on a percentage of the Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
Not exceeding $500 Million	0.75%
In excess of $500 Million	0.70%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Portfolio’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Portfolio to the Manager.

For the year ended October 31, 2014, the Portfolio reimbursed the Manager $9,062 for certain accounting services, which is included in accounting services in the Statement of Operations.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Portfolio, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Portfolio is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Portfolio.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Portfolio retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement effective February 1, 2014, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, the Portfolio retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, the Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, the Portfolio retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income.

The share of securities lending income earned by the Portfolio is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended October 31, 2014, the Portfolio paid BIM $23,291 for securities lending agent services.

The Portfolio recorded a payment from an affiliate to compensate for forgone securities lending revenue in the amount of $26,270, which is shown as other income — affiliated in the Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

6. Purchases and Sales:

For the year ended October 31, 2014, purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2014, were $983,317,375 and $1,198,698,864, respectively.

32	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2014

Notes to Financial Statements (continued)	BlackRock Master International Portfolio

7. Income Tax Information:

The Portfolio is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Portfolio is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal tax provision is required.

As of October 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$629,189,051

Gross unrealized appreciation	$46,131,754
Gross unrealized depreciation	(24,573,682)

Net unrealized appreciation	$21,558,072

8. Bank Borrowings:

The Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Portfolio may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Portfolio, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Portfolio did not borrow under the credit agreement during the year ended October 31, 2014.

9. Principal Risk:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Portfolio.

The Portfolio invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Portfolio’s investments.

As of October 31, 2014, the Portfolio had the following industry classifications:

Industry	Percent of Long-Term Investments
Media	14%
Oil, Gas & Consumable Fuels	13%
Pharmaceuticals	12%
Banks	11%
Air Freight & Logistics	8%
Hotels, Restaurants & Leisure	6%
Other[1]	36%

[1]	All other industries held were each less than 5% of long-term investments.

BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2014	33

Notes to Financial Statements (concluded)	BlackRock Master International Portfolio

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Portfolios’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which, the Participating Funds, including the Portfolio, can borrow up to $1.6 billion, subject to asset coverage and other limitations as specified in the agreement.

34	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2014

Report of Independent Registered Public Accounting Firm

To the Investor of BlackRock Master International Portfolio and Board of Directors of BlackRock Master LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Master International Portfolio (the “Portfolio”), one of the series constituting BlackRock Master LLC, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Master International Portfolio as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

December 22, 2014

BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2014	35

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors of BlackRock Master LLC (the “Master LLC”) met in person on April 24, 2014 (the “April Meeting”) and May 28-30, 2014 (the “May Meeting”) to consider the approval of the Master LLC’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, on behalf of BlackRock Master International Portfolio (the “Master Portfolio”), a series of the Master LLC. The Board of Directors of the Master LLC also considered the approval of the sub-advisory agreement between the Manager and BlackRock International Limited (the “Sub-Advisor”) with respect to the Master Portfolio. BlackRock International Fund (the “Fund”), a series of BlackRock Series, Inc. (“Series Fund”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Directors of Series Fund also considered the approval of the Advisory Agreement and the Sub-Advisory Agreement with respect to the Master Portfolio. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.” For simplicity, (a) the Board of Directors of the Master LLC and the Board of Directors of Series Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members,” and (b) the shareholders of the Fund and the interest holders of the Master Portfolio are referred to as “shareholders.”

Activities and Composition of the Board

The Board consists of fifteen individuals, thirteen of whom are not “interested persons” of the Master LLC or Series Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master LLC or Series Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolio and the Fund by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Master Portfolio, the Fund and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio and/or the Fund for services, such as marketing and distribution, call center and fund accounting; (c) the Master Portfolio’s and/or the Fund’s operating expenses and how BlackRock allocates expenses to the Master Portfolio and the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s and the Fund’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Master LLC’s and the Series Funds’ compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master LLC’s and/or Series Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to the Master Portfolio and/or the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of BlackRock’s product pipeline, opportunities to consolidate funds and BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability, implementation of alternative investment strategies, investment performance, portfolio manager compensation and accountability, portfolio managers’ investments in the funds they manage, supplemental service agreements with third

36	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2014

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

party distribution partners, subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties) and management fee levels and breakpoints. The Board further considered the importance of: (i) BlackRock’s management organization; (ii) marketing support for the funds; (iii) services provided to the funds by BlackRock affiliates; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master Portfolio and the Fund, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Master Portfolio and/or the Fund to BlackRock; (g) sales and redemption data regarding the Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master LLC, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Master LLC with respect to the Master Portfolio and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Master Portfolio, each for a one-year term ending June 30, 2015. The Board of Series Fund, including the Independent Board Members, also considered the continuation of the Agreements with respect to the Master Portfolio and found the Agreements to be satisfactory. In approving the continuation of the Agreements, the Board of the Master LLC considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio, the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio and the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Master Portfolio and the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Portfolio and the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared the Fund’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio’s portfolio management team discussing the Master Portfolio’s performance and the Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Portfolio’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2014	37

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master Portfolio and the Fund. BlackRock and its affiliates provide the Master Portfolio and the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio and the Fund by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio and the Fund. In particular, BlackRock and its affiliates provide the Master Portfolio and the Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Portfolio and the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio, the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio and the Fund, as applicable. The Board noted that the Fund’s investment results correspond directly to the investment results of the Master Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Fund management to discuss, the performance of the Master Portfolio and the Fund, as applicable, throughout the year.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the first, third and first quartiles, respectively, against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the three-year period and noted that they will monitor the Fund’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio and the Fund: The Board, including the Independent Board Members, reviewed the Master Portfolio’s/Fund’s contractual management fee rate compared with the other funds in the Fund’s Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as the Master Portfolio’s/Fund’s actual management fee rate, to those of other funds in the Fund’s Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio and the Fund. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and the Fund, as applicable, and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

38	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2014

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

In addition, the Board considered the cost of the services provided to the Master Portfolio and the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolio and the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Portfolio and the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Portfolio and the Fund in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that the Master Portfolio’s/Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and the Fund’s total expense ratio ranked in the second and first quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Master Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio and the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolio and the Fund benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolio and the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Master Portfolio. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolio and the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio and the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s and/or the Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board of the Master LLC, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Master LLC with respect to the Master Portfolio and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Master Portfolio, each for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master LLC, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board of Series Fund, including the Independent Board Members, also considered the continuation of the Agreements with respect to the Master Portfolio and found the Agreements to be satisfactory. In arriving at its decision to approve the Agreements, the Board of the Master LLC did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2014	39

Officers and Directors

Name, Address[1], and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2]
Ronald W. Forbes 1940	Co-Chairman of the Board and Director	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 153 Portfolios	None
Rodney D. Johnson 1941	Co-Chairman of the Board and Director	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 153 Portfolios	None
David O. Beim 1940	Director	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 153 Portfolios	None
Frank J. Fabozzi 1948	Director	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	112 RICs consisting of 232 Portfolios	None
Dr. Matina S. Horner 1939	Director	Since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 153 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 1939	Director	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 153 Portfolios	None
Ian A. MacKinnon 1948	Director	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 153 Portfolios	None
Cynthia A. Montgomery 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 153 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Director	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 153 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 153 Portfolios	None
Toby Rosenblatt 1938	Director	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 153 Portfolios	None

40	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2014

Officers and Directors (continued)

Name, Address[1], and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2] (concluded)
Kenneth L. Urish 1951	Director	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 153 Portfolios	None
Frederick W. Winter 1945	Director	Since 2007	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 153 Portfolios	None

[1]    The address of each Director is c/o BlackRock, Inc., Park Avenue Plaza 55, East 52nd Street, New York, NY 10055.

[2]    Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Directors on a case-by-case basis, as appropriate.

[3]    Date shown is the earliest date a person has served for the Fund/Master LLC. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s/Master LLC’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

Interested Directors[4]
Paul L. Audet 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	141 RICs consisting of 329 Portfolios	None
Henry Gabbay 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	141 RICs consisting of 329 Portfolios	None

[4]    Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Fund/Master LLC based on his positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Fund/Master LLC based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also directors of the BlackRock registered closed-end funds and directors of other BlackRock registered open-end funds.

BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2014	41

Officers and Directors (concluded)

Name, Address[1], and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. [2] Officers of the Fund/Master LLC serve at the pleasure of the Board.
Further information about the Fund’s/Master LLC’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective September 19, 2014, Brendan Kyne resigned as a Vice President of the Fund/Master LLC and Jennifer McGovern became a Vice President of the Fund/Master LLC.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103

Sub-Advisor BlackRock International Limited Edinburgh, Scotland United Kingdom EH3 8BL	Custodian Brown Brothers Harriman & Co Boston, MA 02109	Legal Counsel Sidley Austin LLP New York, NY 10019	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

42	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2014

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Portfolio voted proxies relating to securities held in the Fund’s/Portfolio’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2014	43

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

44	BLACKROCK INTERNATIONAL FUND	OCTOBER 31, 2014

This report is intended for existing shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

IF-10/14-AR

Item 2 –	Code of Ethics – Each registrant (or “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:
Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock International Fund of BlackRock Series, Inc.	$7,437	$7,363	$0	$0	$9,700	$9,700	$0	$0
BlackRock Master International Portfolio of BlackRock Master LLC	$32,308	$31,463	$0	$0	$0	$0	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (each a “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

2

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the registrant’s Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrants which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock International Fund of BlackRock Series, Inc.	$9,700	$9,700
BlackRock Master International Portfolio of BlackRock Master LLC	$0	$0

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.

(h) Each Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

3

Item 6 –	Investments
(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and
Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock International Fund of BlackRock Series, Inc. and BlackRock Master International Portfolio of BlackRock Master LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock International Fund of BlackRock Series, Inc. and BlackRock Master International Portfolio of
BlackRock Master LLC

Date: January 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock International Fund of BlackRock Series, Inc. and BlackRock Master International Portfolio of
BlackRock Master LLC

Date: January 2, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock International Fund of BlackRock Series, Inc. and BlackRock Master International Portfolio of
BlackRock Master LLC

Date: January 2, 2015

5